SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  April 5, 2005

                                 BIOCORAL, INC.

             (Exact name of Registrant as Specified in its Charter)

           Delaware                                              33-0601504
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

38 rue Anatole France, 92594        011-3314-757-9843                N/A
Levallois Perret Cedex France
(Address of Issuer's principal  (Issuer's telephone number,       (Zip Code)
      executive offices)           including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01. Changes in Registrant's Certifying Accountant.

On April 5, 2005, Biocoral, Inc. ("the Registrant") engaged Shelley International CPA ("Shelley") to act as the new principal independent accountant for the Registrant and its subsidiaries. This engagement was recommended and approved by Unanimous Written Consent of the board of directors of the Registrant dated as of April 5, 2005. During the two most recent fiscal years, and the interim periods preceding the engagement, the Registrant has not consulted Shelley regarding any of the matters set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2005                     BIOCORAL, INC.


                                        By: /s/ Nasser Nassiri
                                            ----------------------
                                            Nasser Nassiri
                                            Chief Executive Officer and Chairman